Janus Detroit Street Trust

The Health and Fitness ETF

Supplement dated August 30, 2017

to Currently Effective Prospectus and

Statement of Additional Information (“SAI”)

The Board of Trustees of Janus Detroit Street Trust (the “Trust”) approved a plan to liquidate and terminate The Health and Fitness ETF (the “Fund”), effective on or about October 2, 2017 (the “Liquidation Date”). After the close of business on or about September 26, 2017, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on or about September 27, 2017. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 3, 2017. Termination of the Fund is expected to occur as soon as practicable following the liquidation.

Prior to and through the close of trading on The NASDAQ Stock Market LLC (“NASDAQ”) on September 26, 2017, the Fund will undertake the process of closing down and liquidating its portfolio. This process may result in the Fund holding cash and securities that may not be consistent with its investment objective and strategies. During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on September 27, 2017 and the Liquidation Date, because shares will not be traded on NASDAQ, there may not be a trading market for the Fund’s shares.

Shareholders may sell shares of the Fund on NASDAQ until the market close on September 26, 2017 and may incur typical transaction fees from their broker-dealer. Shares held as of the close of business on the Liquidation Date will be automatically liquidated for cash at the current net asset value. Proceeds of the liquidation will be paid through the broker-dealer with whom you hold shares of the Fund. Shareholders will generally recognize a capital gain or loss on the liquidation proceeds. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the liquidation payments. Please consult your personal tax advisor about the potential tax consequences.

After the Liquidation Date, all references to the Fund will be deemed to have been removed from the SAI.

Please retain this Supplement with your records.